Aspen Insurance Holdings Limited

May 1, 2008

Q1 2008 Earnings Conference Call

AHL:NYSE

A S P E N

Safe Harbor Disclosure

This slide presentation is for information purposes only.  It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the “Company” or “Aspen”) with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

In presenting Aspen's results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This presentation contains, and Aspen's earnings conference call will contain, written or oral “forward-looking statements” within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” “estimate,” “may,” “continue,” “guidance,” and similar expressions of a future or forward-looking nature.

In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount.

All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to:  the impact of deteriorating credit environment created by the sub-prime crisis and global Credit Crunch a decline in the value of our investment portfolio or a rating downgrade of the securities in our portfolio; changes in the total industry losses resulting from Hurricanes Katrina, Rita and Wilma and any other events, and the actual number of Aspen's insureds incurring losses from these events; with respect to events such as Hurricanes Katrina, Rita and Wilma, Aspen’s reliance on loss reports received from cedants and loss adjustors, Aspen's reliance on industry loss estimates and those generated by modeling techniques, the impact of these events on Aspen's reinsurers, any changes in Aspen's reinsurers' credit quality, the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers and the overall level of competition and the related demand and supply dynamics as contracts come up for renewal; the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma and any other events such as the UK floods; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2008 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen’s insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government-sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by the New York State Attorney General's office and other authorities concerning contingent commission arrangements with brokers and bid solicitation activities. For a more detailed description of these uncertainties and other factors, please see the “Risk Factors” section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 29, 2008.  Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Financial Highlights – Q1 2008

(33.1)%

23.7%

$1.27

$23.62

$0.85

$29.22

Diluted EPS

Book Value Per Share

22.9%

12.8%

Annualized ROE

79.4%

85.4%

Combined Ratio

28.0%

32.5%

Expense Ratio

51.4%

52.9%

Loss Ratio

Financial Ratios:

(33.4)%

$121.9

$81.2

Net Income after tax

(42.1)%

67.5

39.1

Net Investment Income

(36.8)%

90.5

57.2

Underwriting Income

(10.8)%

439.0

391.6

Net Earned Premiums

(6.4)%

555.1

519.6

Net Written Premiums

(6.3)%

636.5

596.2

Gross Written Premiums

Change

2007

2008

Quarter Ended March 31

(US$ in millions, except per share data)

Financial Highlights – Group Summary Q1

Underwriting Revenues

637

81

555

439

596

77

520

392

0

200

400

600

800

GWP

Premiums

Ceded

NWP

NEP

$ms

2007 Q1

2008 Q1

Income

147

147

122

102

90

96

81

61

0

40

80

120

160

200

Operating

Income

Before Tax

Income

Before Tax

Income After

Tax

Retained

Income

$ms

2007 Q1

2008 Q1

Income Contribution

91

68

57

39

0

40

80

120

Underwriting Income

Net Investment Income

$ms

2007 Q1

2008 Q1

Underwriting Expenses

226

78

45

349

76

51

334

207

0

200

400

600

Losses &

Loss

Expenses

Acquisition

Exp

General &

Admin

Expenses

Total

Underwriting

Expenses

$ms

2007 Q1

2008 Q1

Key Performance Metrics – 1Q 2008

Revenues

439

58

10

392

56

-17

-100

0

100

200

300

400

500

Net Earned
Premium

Investment Income

ex FOHF

Funds of Hedge

Funds

$millions

2007 Q1

2008 Q1

Ratio Anlaysis

51

18

10

79

19

13

85

53

0

20

40

60

80

100

Loss Ratio

Acquisition

Expense

Ratio

Operating

Expense

Ratio

Combined

Ratio

%

2007 Q1

2008 Q1

Results by Business Segment – Q1

NWP

177

217

140

22

175

180

142

22

0

40

80

120

160

200

240

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

Underwriting Income

47

16

25

1

47

5

7

-1

-10

0

10

20

30

40

50

60

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

6

GWP

192

223

185

36

184

182

199

31

0

40

80

120

160

200

240

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

  2007 Q1

  2008 Q1

Growth in ROAE and Book Value Per Share

12.5%

20.4%

18.0%

22.4%

22.9%

20.4%

20.2%

22.8%

12.8%

10.0%

12.0%

14.0%

16.0%

18.0%

20.0%

22.0%

24.0%

26.0%

28.0%

30.0%

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

ROAE %

10.0

12.0

14.0

16.0

18.0

20.0

22.0

24.0

26.0

28.0

30.0

$ Diluted B/V Per Share

Annualised ROAE

Diluted BV Per Share*

Compounded Annual Growth Rate in BVPS over last 8 quarters of 22.6%

7

(*) Note:  See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share, reconciliation of average equity to closing shareholders’ equity  in the Investor Relations section of Aspen's website at www.aspen.bm

2006

2007

2008

1Q 2008 Property Large Risk Loss Market Share

0.35%

Floods (Mainly Mines in Australia and South Africa)

0.28%

Other (Earthquake, Mechanical Failure and Utility Hazard)

0.05%

Tornado (USA)

0.68%

Fire/Explosion (Various losses)

Aspen’s Market Share

Of Industry Insured Loss

Cause of Loss

Aspen had less than 0.50% Industry Insured Loss

Estimated industry insured large property risk losses exceeded $4 billion in 1Q08

Aspen’s loss estimate is approximately $16 million gross

Aspen sustained no losses from its US and International facultative units due to stringent risk selection

0%

20%

40%

60%

80%

100%

120%

Renewals on
Existing Lines

New Business on
Existing Lines

New Lines

Total

0%

20%

40%

60%

80%

100%

120%

Renewals on
Existing Lines

New Business on
Existing Lines

New Lines

Total

2007 Q1 New Business & Renewals

2008 Q1 New Business & Renewals

Lapsed business approximately 12%* of GWP in Q1 07

Lapsed business approximately 19%* of GWP in Q1 08

(*) As percentage of that year’s business

New lines include Non-Marine Transportation Liability, Professional Lines,  Excess Casualty Insurance, Political Risk and Financial Institutions

9

Prudent investment in new underwriting teams offsetting reduction in “existing business”

                   New business lines introduced in 2007 to account for ~8% of expected 2008 GWP

Steady Top-Line Supported by Disciplined Entrance
into New Lines

$497m

$75m

$24m

$596m

$637m

$515m

$122m

$0m

Performance of Aspen’s Funds of Hedge Funds

(2.73)%

Aspen Funds of Hedge Funds

(4.27)%

HFRI Fund of Fund Composite Index

(10.19)%

Russell 2000 Index

(9.91)%

S&P 500 Index

1st Quarter 2008

Aspen’s FOHF’s Outperformed Benchmarks in Q1 2008

Cumulative Return for Aspen’s Funds of Hedge Funds

Cumulative returns

-5.00%

0.00%

5.00%

10.00%

15.00%

20.00%

25.00%

Apr-

06

May-

06

Jun-

06

Jul-

06

Aug-

06

Sep-

06

Oct-

06

Nov-

06

Dec-

06

Jan-

07

Feb-

07

Mar-

07

Apr-

07

May-

07

Jun-

07

Jul-

07

Aug-

07

Sep-

07

Oct-

07

Nov-

07

Dec-

07

Jan-

08

Feb-

08

Mar-

08

HFRI FOF: Conservative Index

Lehman Agg

S&P500

Aspen FOHF weighted

11

Aspen FOHF

Lehman Agg

HFRI FOF

S&P 500

Govt*, 15%

Agency*, 20%

AAA, 35%

AA, 8%

A, 11%

BBB, 2%

FOHF, 9%

                        Portfolio Credit Ratings                     (as at March 31, 2008)

Aggregate Investment Portfolio

Asset Class Allocation

6%

21%

25%

4%

9%

16%

19%

6%

20%

25%

4%

9%

17%

19%

0%

5%

10%

15%

20%

25%

30%

Govt

Agency

MBS

Corp

ABS

FOHF

Cash/ST

Dec 2007

Mar 2008

89% of Portfolio ‘A’ or Better, Overall Fixed Income ‘AA+’

* Govt rated securities includes GNMAs that are classified as “MBS” at left; Agency rated securities include Agency issued mortgage backed  securities that are classified as “MBS” at left.

Fixed Income Book Yield

3.0%

3.5%

4.0%

4.5%

5.0%

Q404

Q105

Q205

Q305

Q405

Q106

Q206

Q306

Q406

Q107

Q207

Q307

Q407

Q108

Fixed Income

Active management of interest rate cycle resulting in stable fixed income book yield

2008 Guidance

ROE of 13% - 16% (assuming normal loss experience)

(Initial 2008 Guidance for ROE of 14% - 17% provided in February 7, 2008)

14

$240 - $255 million

Net Return on Fixed Income and Short term
Investments

$10 - $30 million

Net Return on Investments in Funds of Hedge
Funds

$135 million

13% to 16%

$290 - $320 million

88% - 93%

8% - 10% of GEP

$1.8 billion ± 5%

Initial Guidance

February 7, 2008

$135 million

13% to 16%

$250 - $285 million

88% - 93%

8% - 10% of GEP

$1.8 billion ± 5%

Revised Guidance

May 1, 2008

Assumed Cat-Load

Tax Rate

Net Investment Income on Fixed Income
Securities, Short term Investments and Funds
of Hedge Funds

Combined Ratio

% Premium Ceded

GWP

Market Conditions
2008 Outlook: Property Reinsurance
and Casualty Reinsurance

Market
Trend

Casualty

Facultative

US Casualty

Intl. Casualty

Aspen 2008
Performance

Market
Conditions

Line

Casualty Reinsurance

Property Reinsurance

Property
Facultative

Pro Rata

Market Trend

Risk Excess

Treaty

Catastrophe

Treaty

Aspen 2008

Performance

Market Conditions

Line

= Absolute rate levels attractive

= Absolute rate levels mixed

= Absolute rate levels very challenging

= 12 month rate trend positive

= 12 month rate trend neutral

= 12 month rate trend slightly downwards

= 12 month rate trend downwards

Strong

Good

Improvement Required

Market Conditions
2008 Outlook: US Insurance and International
Insurance

Aspen 2008
Performance

UK Liability

UK
Property

Line

Market
Conditions

Market
Trend

Market
Trend

Specialty

Reinsurance

Marine &

Energy Liability

Offshore
Energy
Physical
Damage

Marine Hull

Aviation

Aspen 2008
Performance

Market
Conditions

Line

International Insurance

= Absolute rate levels attractive

= Absolute rate levels mixed

= Absolute rate levels very challenging

= 12 month rate trend positive

= 12 month rate trend neutral

= 12 month rate trend slightly downwards

= 12 month rate trend downwards

16

Strong

Good

Improvement Required

US Insurance

E&S Casualty

Market
Trend

E&S Property

Aspen 2008
Performance

Market
Conditions

Line